                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-2021

                            SCUDDER SECURITIES TRUST
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

               Two International Place, Boston, MA   02110-4103
               ------------------------------------  ----------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2572
                                                            ------------

                                  John Millette
                  Deutsche Investment Management Americas Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        5/31

Date of reporting period:       5/31/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Technology Innovation Fund

Annual Report to Shareholders

May 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Investment Products

<Click Here> Account Management Resources

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. The prospectus contains more complete information, including a description of the risks of investing in the fund, management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary May 31, 2003

Classes A, B and C

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Technology Innovation Fund	1-Year	3-Year	5-Year	Life of Class**
Class A(a)	-3.09%	-32.39%	.81%	.87%
Class B(a)	-3.74%	-32.97%	-.04%	.02%
Class C(a)	-3.74%	-32.97%	-.03%	.04%
Russell 2000 Index+	-8.18%	-1.16%	.65%	-.34%
Russell 2000 Technology Index++	-8.14%	-30.42%	-8.15%	-9.47%
Goldman Sachs Technology Composite Index+++	-6.52%	-29.92%	-2.37%	-2.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 5/31/03	$ 11.30	$ 11.06	$ 11.06
5/31/02	$ 11.66	$ 11.49	$ 11.49

Class A Lipper Rankings* - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	85	of	344	25

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*(b) (Adjusted for Sales Charge)
[] Scudder Technology Innovation Fund - Class A(c) [] Russell 2000 Index+ [] Russell 2000 Technology Index++ [] Goldman Sachs Technology Composite Index+++

Yearly periods ended May 31

Comparative Results* (Adjusted for Sales Charge)
Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Class**
Class A(c)	Growth of $10,000	$9,126	$2,913	$9,811	$9,862
	Average annual total return	-8.74%	-33.71%	-.38%	-.27%
Class B(c)	Growth of $10,000	$9,321	$2,955	$9,888	$9,924
	Average annual total return	-6.79%	-33.39%	-.22%	-.15%
Class C(c)	Growth of $10,000	$9,513	$2,981	$9,887	$9,918
	Average annual total return	-4.87%	-33.20%	-.23%	-.16%
Russell 2000 Index+	Growth of $10,000	$9,182	$9,655	$10,327	$9,825
	Average annual total return	-8.18%	-1.16%	.65%	-.34%
Russell 2000 Technology Index++	Growth of $10,000	$9,186	$3,369	$6,536	$6,023
	Average annual total return	-8.14%	-30.42%	-8.15%	-9.47%
Goldman Sachs Technology Composite Index+++	Growth of $10,000	$9,348	$3,442	$8,868	$8,730
	Average annual total return	-6.52%	-29.92%	-2.37%	-2.63%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B and C

* Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
a Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on December 29, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable contingent deferred sales charge ("CDSC"), which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small US stocks.
++ The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.
+++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks. Beginning with the next semiannual report, the Goldman Sachs Technology Composite Index which better reflects the fund's investment strategy, will be shown instead of the Russell 2000 Technology Index.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Technology Innovation Fund	1-Year	3-Year	5-Year	Life of Class**
Class S	-2.82%	-32.17%	1.11%	1.17%
Class AARP(a)	-2.82%	-32.15%	1.13%	1.19%
Russell 2000 Index+	-8.18%	-1.16%	.65%	-.34%
Russell 2000 Technology Index++	-8.14%	-30.42%	-8.15%	-9.47%
Goldman Sachs Technology Composite Index+++	-6.52%	-29.92%	-2.37%	-2.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value
	Class AARP	Class S
Net Asset Value: 5/31/03	$ 11.39	$ 11.38
5/31/02	$ 11.72	$ 11.71

Class S Lipper Rankings* - Science & Technology Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	80	of	344	24
3-Year	124	of	210	59
5-Year	22	of	81	27

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Technology Innovation Fund - Class S [] Russell 2000 Index+ [] Russell 2000 Technology Index++ [] Goldman Sachs Technology Composite Index+++

Yearly periods ended May 31

Comparative Results*
Scudder Technology Innovation Fund		1-Year	3-Year	5-Year	Life of Class**
Class S	Growth of $10,000	$9,718	$3,120	$10,567	$10,629
	Average annual total return	-2.82%	-32.17%	1.11%	1.17%
Class AARP(a)	Growth of $10,000	$9,718	$3,124	$10,579	$10,641
	Average annual total return	-2.82%	-32.15%	1.13%	1.19%
Russell 2000 Index+	Growth of $10,000	$9,182	$9,655	$10,327	$9,825
	Average annual total return	-8.18%	-1.16%	.65%	-.34%
Russell 2000 Technology Index++	Growth of $10,000	$9,186	$3,369	$6,536	$6,023
	Average annual total return	-8.14%	-30.42%	-8.15%	-9.47%
Goldman Sachs Technology Composite Index+++	Growth of $10,000	$9,348	$3,442	$8,868	$8,730
	Average annual total return	-6.52%	-29.92%	-2.37%	-2.63%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings during the life of class period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** The Fund commenced operations on March 2, 1998. Index returns begin March 31, 1998.
a Returns shown for Class AARP for the periods prior to its inception on October 2, 2000 are derived from the historical performance of Class S shares of the Scudder Technology Innovation Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.
+ The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small US stocks.
++ The Russell 2000 Technology Index is a capitalization-weighted index of companies that serve the electronics and computer industries or that manufacture products based on the latest applied science.
+++ The Goldman Sachs Technology Composite Index is a capitalization-weighted index based on a universe of technology-related stocks. Beginning with the next semiannual report, the Goldman Sachs Technology Composite Index which better reflects the fund's investment strategy, will be shown instead of the Russell 2000 Technology Index.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of the classes may differ; expense ratios are the same.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the Fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

Scudder Technology Innovation Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Technology Innovation Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Jonathan Wild

CA, Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2002.

• Head of global technology team and global equity research team for Hardware and Software sector: New York and London.

• Over 14 years of professional investment management experience.

Lanette Donovan

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2000 and the fund in 2003.

• Over 9 years of investment industry experience.

• Analyst for global equity, Hardware and Software sector: New York.

• MBA, Columbia University Business School.

Anne Meisner

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2003.

• Over 11 years of investment industry experience.

• MBA, Columbia University Business School.

• MS, Michigan State University.

Stephen Scott

Director of Deutsche Asset Management and Co-Manager of the fund.

• Joined Deutsche Asset Management in 1996 and the fund in 2002.

• Analyst for global equity, Hardware and Software sector: New York.

• Over seven years of investment management experience.

• Graduate diploma from Securities Institute of Australia.

In the following interview, Portfolio Managers Jonathan Wild, Stephen Scott, Anne Meisner and Lanette Donovan discuss the fund's performance, strategy and market environment for its most recent annual period ended May 31, 2003.

Q: How did Scudder Technology Innovation Fund perform over its most recent annual period?

A: It was a year of contrasts, marked by both continued stock market setbacks in 2002 and the beginnings of what we believe has the potential to be a gradual turnaround for the technology sector and the overall stock market in the latter part of 2003. Scudder Technology Innovation Fund (Class A shares unadjusted for sales charges) returned -3.09% for the year ended May 31, 2003. (Please see pages 4 through 9 for performance of other share classes.) For the 12-month period, the fund outperformed both of its benchmarks. The unmanaged Goldman Sachs Technology Composite Index returned -6.52% and the Russell 2000 Index returned -8.18%. The fund also outpaced the -7.83% average return of its peers in the Lipper Science & Technology Funds category.*

* The Lipper Science & Technology Funds category represents funds that invest at least 65% of their equity portfolios in science and technology stocks.

Q: Will you set the stage by describing the larger-market environment of the past year?

A: In the summer of 2002, technology investors endured one of the most challenging investment environments ever. An anemic capital spending outlook, negative earnings revisions, the prospect of war, corporate bankruptcies and accounting scandals all weighed heavily on the sector and the equity market overall. Fortunately, October and November 2002 were strong months for technology stocks as well as the overall equity market, erasing most but not all of the summer's losses.

The past half year can best be described as "hurry up, wait, then hurry some more." In November 2002, technology stocks rallied as investors began to commit to companies that either appeared undervalued or were beginning to meet reduced earnings expectations. However, as diplomacy over the Iraq crisis deteriorated into war, the technology sector, along with most of the broader market, found itself in a holding pattern for most of the first quarter in 2003. As the main campaign in Iraq came to a fairly quick conclusion, technology along with the broader stock market rallied through April and May.

Q: What subsectors or holdings added to performance over the 12-month period?

A: Within the portfolio, Internet was the best-performing subsector this past year. Online auction giant eBay provided the biggest boost in the subsector and was also the top contributor to the fund for the one-year period. As most people are aware, eBay enables customers to buy and sell tens of thousands of items over the Web. The company essentially has a monopoly, given that most competitors fell by the wayside during the tech decline - so eBay is able to dictate the prices it charges for its services. It has been expanding the categories of items that it offers for sale on its site, and it is extending its geographical markets. As a result of these and other factors, it's our view that the company has put into action an exceptionally profitable, high-growth business model.

Network security provider NetScreen Technologies also provided a significant gain for the fund. EMC, a peripherals company, is another stock that did well, rising 49% for the period. We took a large position in software maker BEA Systems, and its stock went from $5 to almost $14 at its peak when we started trimming it. The other software company that helped us throughout the year was Microsoft. It was not the best performer in the second half of the period, but it certainly helped last summer when most of the software industry was in turmoil.

We also attribute the fund's outperformance to the fact that Electronic Data Systems, a provider of information technology services, represented only a small fraction of the portfolio, compared with the benchmark's positioning. The company had a terrible first quarter as a result of plummeting sales and earnings. Electronic security services provider ADT is another company we were fortunate to keep out of the portfolio. (As of May 31, 2003, positions in Electronic Data Systems were sold.)

Q: What subsectors or holdings detracted from performance?

A: Although Cree was one of our strongest-performing stocks, the semiconductor subsector generally dragged on performance. Integrated Device Technology, Semtech and Taiwan Semiconductor Manufacturing are three names in the portfolio that took a hit during the past year. In the case of Semtech, its stock dropped 52% during the period. In anticipation of the boundless growth that many observers predicted in the 1990s, many of these companies borrowed heavily to build new plants and add capacity. The subsequent decline in the end market undermined this business strategy and left many semiconductor stocks in bad shape. (As of May 31, 2003, positions in Taiwan Semiconductor Manufacturing were sold.)

Top Five Positive Contributors to Performance 5/31/02 to 5/31/03
Company	Industry	Change in portfolio position 5/31/02 to 5/31/03
eBay, Inc.	Internet and catalog retailing	Increase from 3.2% to 4.3%
Cree, Inc.	Semiconductor equipment and products	Decrease from 2.0% to 0.8%
Netscreen Technologies, Inc.	Communications Equipment	Decrease from 1.0% to 0.8%
EMC Corp.	Computers and peripherals	Increase from 2.4% to 3.1%
BEA Systems, Inc.	Software	Decrease from 2.5% to 1.3%

Source: Deutsche Asset Management
Top Five Negative Contributors to Performance 5/31/02 to 5/31/03
Company	Industry	Change in portfolio position 5/31/02 to 5/31/03
Oracle Corp.	Software	3.6% (Bought on 8/29/02)
Atmel Corp.	Semiconductors	Sold on 10/11/02
Dell Computer Corp.	Computers and peripherals	Increase from 0.6% to 5.6%
Integrated Device Technology	Semiconductors	Decrease from 2.0% to 1.0%
Semtech Corp.	Semiconductors	Decrease from 2.2% to 0.9%

Source: Deutsche Asset Management

Finally, our decision not to add Yahoo! to the fund, partly because we preferred eBay, served to hold back performance, as Yahoo! was up 86% during the period.

Q: How did you tactically position Scudder Technology Innovation Fund over the period?

A: We attempt to keep Scudder Technology Innovation Fund fully invested. We can and do own stocks with a market capitalization below $2 billion in Scudder Technology Innovation Fund, and we tend to take bigger positions in the fund. However, in response to your question of how we are positioned, we would have to say we've tried to keep the fund more defensively positioned in a number of well-established companies with earnings and growth prospects that support the stock price. That's because we believe many technology company fundamentals, such as earnings and growth rate, do not justify the high share price of the company's stock. We've been mindful of making sure we're matching realistic company outcomes with the stock valuations. Looking back at the first half of the period, being defensive helped the fund. But in the past six months, a defensive posture held us back. Microsoft is a good illustration of this. In 2002, it was a positive contributor to our performance because owning it helped when much of technology was underperforming. However, it has been hurting us so far in 2003.

Q: Why do you continue to position the fund defensively when, in the case of stocks like Microsoft, this tactic has detracted from performance in 2003?

A: We remain committed to this strategy because we think technology will pull back. We don't have a strong conviction that we're going to see any major uptick in the wider economy, even though lately the stock market seems to be taking a contrary view. We believe the only way to be comfortable with many of the high share prices is to assume there will be a strong recovery in both the technology markets and the wider economy. In other words, the only way to justify current stock valuations is to assume sharp and sustained rebounds in revenues. Frankly, we're not convinced this will happen in the near term. Although being defensive held us back in the recent rally, we believe the fund is in a good position to resist additional market downturns.

Q: How do you account for the recent run-up in the stock market?

A: There's talk that many people are feeling underinvested in high-volatility companies - stocks they wouldn't have touched a year ago - and we believe this is why these stocks are moving up so sharply. That belief tells us to be defensively positioned because this latest rally is probably not sustainable. It's hard to justify these valuations unless you assume a massive cyclical recovery.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2003

Asset Allocation	5/31/03	5/31/02

Equity Securities	97%	94%
Cash Equivalents	2%	5%
Convertible Preferred Stocks	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/03	5/31/02

Information Technology	84%	89%
Consumer Discretionary	9%	5%
Industrials	3%	6%
Other	4%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at May 31, 2003 (60.2% of Portfolio)
1. International Business Machines Corp. Manufacturer of computers and provider of information processing services	10.1%
2. Microsoft Corp. Developer of computer software	8.7%
3. Intel Corp. Designer, manufacturer and seller of computer components and related products	8.2%
4. Cisco Systems, Inc. Developer of computer network products	7.4%
5. Dell Computer Corp. Developer and manufacturer of personal computers	5.6%
6. AOL Time Warner, Inc. Provider of multiple media sources	5.0%
7. eBay, Inc. Provider of on-line auction services	4.3%
8. iShares Goldman Tech Index Fund Operator of an exchange traded fund	4.2%
9. Oracle Corp. Provider of database management software	3.6%
10. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2003

	Shares	Value ($)

Common Stocks 93.2%
Consumer Discretionary 9.3%
Internet & Catalog Retailing 4.3%
eBay, Inc.*	76,600	7,790,986
Media 5.0%
AOL Time Warner, Inc.*	600,400	9,138,088
Financials 0.0%
Diversified Financials
W.R. Hambrecht & Co.* (c)	140,000	7,000
Industrials 2.6%
Commercial Services & Supplies
Chorum Technologies, Inc.* (c)	1,561,058	577,591
Concord EFS, Inc.*	60,400	913,248
First Data Corp.	78,900	3,268,038
		4,758,877
Information Technology 81.3%
Communications Equipment 12.3%
Cisco Systems, Inc.*	825,400	13,437,512
Lucent Technologies, Inc.*	1,144,200	2,528,682
Motorola, Inc.	136,900	1,166,388
NetScreen Technologies, Inc.*	62,582	1,401,211
Nokia Oyj (ADR)	123,100	2,220,724
QUALCOMM, Inc.	47,700	1,601,766
		22,356,283
Computers & Peripherals 21.4%
Dell Computer Corp.*	323,700	10,128,573
EMC Corp.*	527,900	5,711,878
Hewlett-Packard Co.	183,400	3,576,300
International Business Machines Corp.	208,600	18,365,144
Lexmark International, Inc.*	15,300	1,138,320
		38,920,215
Electronic Equipment & Instruments 1.3%
Jabil Circuit, Inc.*	62,800	1,318,172
Solectron Corp.*	246,900	987,600
		2,305,772
IT Consulting & Services 4.7%
Accenture Ltd. "A"*	63,700	1,116,024
Affiliated Computer Services, Inc. "A"*	52,400	2,428,216
Computer Sciences Corp.*	126,100	5,006,170
		8,550,410
Semiconductor Equipment & Products 24.5%
Agere Systems, Inc. "A"*	640,200	1,562,088
Altera Corp.*	137,100	2,643,288
Analog Devices, Inc.*	48,900	1,885,095
Applied Materials, Inc.*	90,800	1,412,848
Broadcom Corp. "A"*	39,950	977,976
Cree, Inc.*	55,500	1,363,635
Integrated Device Technology, Inc.*	153,300	1,854,930
Intel Corp.	715,600	14,913,104
KLA-Tencor Corp.*	22,600	1,044,798
Lam Research Corp.*	70,000	1,250,200
Marvell Technology Group Ltd.*	76,900	2,438,499
Maxim Integrated Products, Inc.	30,200	1,184,142
Micron Technology, Inc.*	127,900	1,447,828
Novellus Systems, Inc.*	80,200	2,778,930
Semtech Corp.*	106,500	1,688,025
Skyworks Solutions, Inc.*	169,500	1,261,080
Texas Instruments, Inc.	94,600	1,939,300
Xilinx, Inc.*	94,950	2,836,156
		44,481,922
Software 17.1%
BEA Systems, Inc.*	216,600	2,347,944
Microsoft Corp.	639,300	15,733,173
Oracle Corp.*	502,600	6,538,826
Symantec Corp.*	37,400	1,691,228
TIBCO Software, Inc.*	359,400	1,743,090
VERITAS Software Corp.*	111,400	3,091,350
		31,145,611
Total Common Stocks (Cost $189,845,753)		169,455,164

Preferred Stocks 0.1%
Information Technology 0.1%
Electronic Equipment & Instruments 0.1%
Axsun "C"* (c)	642,674	219,795
Semiconductor Equipment & Products 0.0%
Billions of operations per second, Inc., Series C* (c)	1,000,000	0
Total Preferred Stocks (Cost $10,000,006)		219,795

Convertible Preferred Stocks 0.9%
Information Technology
Electronic Equipment & Instruments
CiDRA Corp.* (c) (Cost $9,999,990)	111,111	1,704,443

Other 4.2%
iShares Goldman Tech Index Fund* (Cost $6,259,245)	206,000	7,535,480

	Principal Amount ($)	Value ($)

Convertible Bonds 0.1%
Information Technology
Software
Kestrel Solution, 5.5%, 7/15/2005* (Cost $5,900,000)	5,900,000	177,000

	Shares	Value ($)

Cash Equivalents 1.5%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $2,707,602)	2,707,602	2,707,602
Total Investment Portfolio - 100.0% (Cost $224,712,596) (a)		181,799,484

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $227,450,777. At May 31, 2003, net unrealized depreciation for all securities based on tax cost was $45,651,293. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,168,221 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $63,819,514.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
Securities	Acquisition Date	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
Axsun "C"	December 2000	7,500,006	219,795.12
Billions of operations per second, Inc., Series C	June 2000	2,500,000	-	-
Chorum Technologies, Inc.	September 2000 to December 2001	11,549,992	577,591.31
CiDRA Corp.	June 2000	9,999,990	1,704,443.92
W.R. Hambrecht & Co.	March 2000	7,000,000	7,000	-
Total Restricted Securities			2,508,829	1.35

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2003
Assets
Investments in securities, at value (cost $222,004,994)	$ 179,091,882
Investments in Scudder Cash Management QP Trust, at value (cost $2,707,602)	2,707,602
Cash	10,000
Receivable for investments sold	3,333,071
Dividends receivable	50,771
Interest receivable	66,820
Receivable for Fund shares sold	202,581
Receivable from broker	2,167,500
Total assets	187,630,227
Liabilities
Payable for investments purchased	2,969,094
Payable for Fund shares redeemed	51,324
Accrued management fee	86,920
Other accrued expenses and payables	97,676
Total liabilities	3,205,014
Net assets, at value	$ 184,425,213
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on: Investments	(42,913,112)
Accumulated net realized gain (loss)	(364,346,137)
Paid-in capital	591,684,462
Net assets, at value	$ 184,425,213

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2003 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($2,794,551 / 247,290 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.30
Maximum offering price per share (100 / 94.25 of $11.30)	$ 11.99
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($750,115 / 67,843 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.06
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($638,484 / 57,737 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 11.06
Maximum offering price per share (100 / 99.00 of $11.06)	$ 11.17
Class AARP Net Asset Value, offering and redemption price (a) per share ($6,583,994 / 577,832 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.39
Class S Net Asset Value, offering and redemption price (a) per share ($173,658,069 / 15,254,650 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.38

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2003
Investment Income
Income: Dividends (net of foreign taxes withheld of $11,368)	$ 392,895
Interest	102,750
Interest - Scudder Cash Management QP Trust	95,300
Total Income	590,945
Expenses: Management fee	1,401,382
Administrative fee	819,182
Distribution service fees	15,270
Trustees' fees and expenses	10,012
Other	3,821
Total expenses, before expense reductions	2,249,667
Expense reductions	(2,718)
Total expenses, after expense reductions	2,246,949
Net investment income (loss)	(1,656,004)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(59,934,765)
Written options	773,358
(59,161,407)
Net unrealized appreciation (depreciation) during the period on: Investments	50,727,908
Written options	(59,516)
50,668,392
Net gain (loss) on investment transactions	(8,493,015)
Net increase (decrease) in net assets resulting from operations	$ (10,149,019)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2003	2002
Operations: Net investment income (loss)	$ (1,656,004)	$ (2,266,619)
Net realized gain (loss) on investment transactions	(59,161,407)	(131,092,259)
Net unrealized appreciation (depreciation) on investment transactions during the period	50,668,392	(41,403,717)
Net increase (decrease) in net assets resulting from operations	(10,149,019)	(174,762,595)
Fund share transactions: Proceeds from shares sold	39,722,623	67,144,136
Cost of shares redeemed	(57,168,526)	(92,747,368)
Redemption fees	53,559	146,409
Net increase (decrease) in net assets from Fund share transactions	(17,392,344)	(25,456,823)
Increase (decrease) in net assets	(27,541,363)	(200,219,418)
Net assets at beginning of period	211,966,576	412,185,994
Net assets at end of period	$ 184,425,213	$ 211,966,576

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.66	$ 20.73	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.15)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.24)	(8.93)	(8.35)
Total from investment operations	(.36)	(9.08)	(8.42)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 11.30	$ 11.66	$ 20.73
Total Return (%)[c]	(3.09)	(43.75)	(28.89)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	2.8
Ratio of expenses (%)	1.61	1.48	1.64*
Ratio of net investment income (loss) (%)	(1.25)	(1.04)	(.74)*
Portfolio turnover rate (%)	68	131	165
[a] For the period December 29, 2000 (commencement of sales of Class A shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(.24)	(8.93)	(8.35)
Total from investment operations	(.43)	(9.19)	(8.48)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 11.06	$ 11.49	$ 20.67
Total Return (%)[c]	(3.74)	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.8	.7	.1
Ratio of expenses (%)	2.40	2.28	2.49*
Ratio of net investment income (loss) (%)	(2.04)	(1.84)	(1.59)*
Portfolio turnover rate (%)	68	131	165
[a] For the period December 29, 2000 (commencement of sales of Class B shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.49	$ 20.67	$ 29.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.19)	(.26)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(.24)	(8.93)	(8.35)
Total from investment operations	(.43)	(9.19)	(8.48)
Redemption fees	-***	.01	-
Net asset value, end of period	$ 11.06	$ 11.49	$ 20.67
Total Return (%)[c]	(3.74)	(44.41)	(29.09)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6	.5	.3
Ratio of expenses (%)	2.38	2.26	2.46*
Ratio of net investment income (loss) (%)	(2.02)	(1.82)	(1.56)*
Portfolio turnover rate (%)	68	131	165
[a] For the period December 29, 2000 (commencement of sales of Class C shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class AARP
Years Ended May 31,	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 11.72	$ 20.77	$ 49.10
Income (loss) from investment operations: Net investment income (loss)[b]	(.10)	(.12)	(.07)
Net realized and unrealized gain (loss) on investment transactions	(.23)	(8.94)	(25.80)
Total from investment operations	(.33)	(9.06)	(25.87)
Less distributions from: Net realized gains on investment transactions	-	-	(2.52)
Redemption fees	-***	.01	.06
Net asset value, end of period	$ 11.39	$ 11.72	$ 20.77
Total Return (%)	(2.82)	(43.57)	(54.17)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	7	12
Ratio of expenses (%)	1.35	1.21	1.28*
Ratio of net investment income (%)	(.99)	(.77)	(.38)*
Portfolio turnover rate (%)	68	131	165
[a] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.
[b] Based on average shares outstanding during the period.
[c] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 1% redemption fee.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended May 31,	2003	2002	2001	2000	1999
Selected Per Share Data
Net asset value, beginning of period	$ 11.71	$ 20.76	$ 39.55	$ 19.31	$ 12.07
Income (loss) from investment operations: Net investment income (loss)[a]	(.10)	(.12)	(.15)	(.34)	(.17)
Net realized and unrealized gain (loss) on investment transactions	(.23)	(8.94)	(16.15)	21.81	7.37
Total from investment operations	(.33)	(9.06)	(16.30)	21.47	7.20
Less distributions from: Net realized gains on investment transactions	-	-	(2.52)	(1.32)	-
Redemption fees	-*	.01	.03	.09	.04
Net asset value, end of period	$ 11.38	$ 11.71	$ 20.76	$ 39.55	$ 19.31
Total Return (%)	(2.82)	(43.59)	(43.13)	111.79	59.90[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	174	202	399	668	119
Ratio of expenses before expense reductions (%)	1.35	1.21	1.41	1.31[c]	1.86
Ratio of expenses after expense reductions (%)	1.35	1.21	1.41	1.30[c]	1.75
Ratio of net investment income (loss) (%)	(.99)	(.77)	(.48)	(.91)	(1.11)
Portfolio turnover rate (%)	68	131	165	83	135
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.30% and 1.30%, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Technology Innovation Fund (the "Fund") is a non-diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2003 the Fund had a net tax basis capital loss carryforward of approximately $340,893,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until May 31, 2010 ($259,067,000) and May 31, 2011 ($81,826,000), the respective expiration dates, whichever comes first.

From November 1, 2002 through May 31, 2003, the Fund incurred approximately $20,715,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2004.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (340,893,000)
Net unrealized appreciation (depreciation) on investments	$ (45,651,293)

Redemption Fees. Upon the redemption or exchange of shares held by Class AARP and S shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended May 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $108,041,668 and $119,917,356, respectively.

For the year ended May 31, 2003, transactions for written options were as follows:

	Contracts	Premiums Received ($)
Outstanding at May 31, 2002	1,019	154,501
Options written	7,169	905,530
Options closed	(4,574)	(680,119)
Options exercised	(1,117)	(120,762)
Options expired	(2,497)	(259,150)
Outstanding at May 31, 2003	-	-

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $500,000,000 of the Fund's average daily net assets, 0.80% of the next $500,000,000 of such net assets, 0.75% of the next $500,000,000 of such net assets, 0.70% of the next $500,000,000 of such net assets and 0.65% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.85% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.375%, 0.425%, 0.40%, 0.35% and 0.35%, of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Effective January 1, 2003, the Fund's Trustees approved new Administrative Fee rates of 0.69%, 0.73%, 0.72%, 0.70% and 0.70% of the average daily net assets for Class A, B, C, AARP and S shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide theses services. In addition, other service providers not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2003
Class A	$ 9,847	$ 1,280
Class B	3,480	423
Class C	2,641	359
Class AARP	27,904	3,558
Class S	775,310	87,974
	$ 819,182	$ 93,594

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.52%, 1.58%, 1.57%, 1.55% and 1.55% of average daily net assets for Class A, B, C, AARP and S shares, respectively (excluding certain expenses such as Rule 12b-1 and/or service fees, trustees and trustee counsel fees, extraordinary expenses, taxes, brokerage and interest).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended May 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at May 31, 2003
Class B	$ 4,650	$ 430
Class C	3,640	367
	$ 8,290	$ 797

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2003	Effective Rate
Class A	$ 4,403	$ 774.23%
Class B	1,447	172.23%
Class C	1,130	140.23%
	$ 6,980	$ 1,086

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended May 31, 2003 aggregated $652 and $28, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended May 31, 2003, the CDSC for Class B and C shares aggregated $1,763 and $8, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2003, SDI received none.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,718 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2003		Year Ended May 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	519,471	$ 5,080,990	309,326	$ 4,455,679
Class B	66,844	636,287	93,900	1,487,733
Class C	57,404	559,874	59,138	921,707
Class AARP	211,480	2,098,008	284,410	4,322,150
Class S	3,181,117	31,347,464	3,637,739	55,956,867
		$ 39,722,623		$ 67,144,136
Shares redeemed
Class A	(429,218)	$ (4,026,889)	(190,036)	$ (2,629,236)
Class B	(60,272)	(560,126)	(39,224)	(593,398)
Class C	(46,576)	(429,257)	(28,990)	(439,084)
Class AARP	(249,094)	(2,392,036)	(257,067)	(3,793,276)
Class S	(5,146,210)	(49,760,218)	(5,624,994)	(85,292,374)
		$ (57,168,526)		$ (92,747,368)

Redemption fees -		$ 53,559	-	$ 146,409

Net increase (decrease)
Class A	90,253	$ 1,054,101	119,290	$ 1,826,443
Class B	6,572	76,161	54,676	894,335
Class C	10,828	130,617	30,148	482,623
Class AARP	(37,614)	(282,087)	27,343	552,385
Class S	(1,965,093)	(18,371,136)	(1,987,255)	(29,212,609)
		$ (17,392,344)		$ (25,456,823)

Report of Independent Auditors

To the Trustees of Scudder Securities Trust and the Scudder Technology Innovation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Technology Innovation Fund (the "Fund") at May 31, 2003, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 24, 2003	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of May 31, 2003. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. Each Trustee's term of office extends until the next shareholder's meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the fund.

Non-Interested Trustees
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (59) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: American Public Television; New England Aquarium; Becton Dickinson and Company (medical technology company); Mass Corporation for Educational Telecommunications; The A.H. Belo Company (media company); Committee for Economic Development; Concord Academy; Public Broadcasting Service; Boston Museum of Science	47
Dawn-Marie Driscoll (56) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	47
Keith R. Fox (49) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	47
Louis E. Levy (70) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen); Kimberly-Clark Corporation (personal consumer products)	47
Jean Gleason Stromberg (59) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	47
Jean C. Tempel (60) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); The Reference, Inc. (IT consulting for financial services); United Way of Mass Bay. Trusteeships: Connecticut College, Chair, Finance Committee; Northeastern University, Chair, Funds and Endowment Committee
		47
Carl W. Vogt (67) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	47

Interested Trustees and Officers[2]
Name, Age, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (57) Chairman and Trustee, 2002-present President, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
200
Daniel O. Hirsch[3] (49) Vice President and Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
John Millette (40) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
James E. Fenger (44) Vice President, 1998-present	Managing Director, Deutsche Asset Management	n/a
Audrey M.T. Jones (58) Vice President, 2002-present	Managing Director, Deutsche Asset Management	n/a
Kenneth Murphy (39) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); Vice President, Scudder Distributors, Inc. (December 2002-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (45) Treasurer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Salvatore Schiavone (37) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (57) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (46) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Caroline Pearson (41) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Investment Products

Scudder Funds

Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Gold & Precious Metals Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 621-1048 To speak with a Scudder service representative.
Written correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SRIAX	SRIBX	SRICX
CUSIP Number	811196-765	811196-757	811196-740
Fund Number	451	651	751

For shareholders of Class AARP and Class S

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	STCHX	SCUTX
Fund Number	151	351

Notes

ITEM 2.         CODE OF ETHICS.

                        Not currently applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not currently applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not currently applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended May 31, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

Form N-CSR Item F

                                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Technology Innovation Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Technology Innovation Fund

By:                                 /s/Richard T. Hale
                                    ---------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               July 25, 2003

By:                                 /s/Charles A. Rizzo
                                    ---------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               July 25, 2003